EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the LoCorr Investment Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the LoCorr Investment Trust for the period ended June 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the LoCorr Investment Trust for the stated period.

/s/ Kevin Kinzie Kevin Kinzie President, LoCorr Investment Trust	/s/ Jon Essen Jon Essen Treasurer, LoCorr Investment Trust
Dated: August 31, 2016	Dated: August 31, 2016